Income Taxes - Schedule of Income Tax Expense (Benefit) (Details) - MXN ($) $ in Thousands		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Schedule of Income Tax Expense (Benefit) [Abstract]
Expected benefit, expense		$ 826,265	$ 3,771,845	$ 1,804,233
Increase (decrease) as a result of:
Inflation effect, net		(455,126)	(499,798)	(581,549)
Impact of the nominal rate differences between the USA and Mexico		45,176	97,889	112,377
Benefit from utilization of tax loss carry-forwards and others	[1]	17,421	712,763	342,202
Others, net (includes permanent items) Income tax expense		778,098	(2,022,576)	62,735
Income tax expense		$ 1,211,834	$ 2,060,123	$ 1,739,998
Effective tax rate		44.00%	16.42%	27.92%

[1]	This amount corresponds to the income tax benefit obtained by those companies that used tax loss carry-forwards in the years presented that were generated previously to 2025, 2024 and 2023, less the effect of tax losses incurred by some subsidiaries for which no deferred tax asset was recorded.